STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 03/21/2002
                                                             020187277 - 3505073

                       CERTIFICATE OF LIMITED PARTNERSHIP

                            KNOX MISS PARTNERS, L.P.



     THE UNDERSIGNED, being the General Partner of KNOX MISS PARTNERS, L.P., a limited partnership formed pursuant to the provisions of Title 6, Chapter 17 of the Delaware Code, does hereby make this Certificate of Limited Partnership in accordance with Section 17-201 of the Delaware code, and does hereby certify as follows:

     1. The name which the partnership business shall be conducted is KNOX MISS PARTNERS, L.P

     2. The address of the partnership's registered office in the State of Delaware and the registered agent for service of process shall be in care of Corporation Guarantee and Trust Company, The Brandywine Building, 1000 West 17th Floor, in the City of Wilmington, County of New Castle, State of Delaware 19801.

     3. The name and place of business of the General Partner of the Partnership is:

                    KNOX MISS, LLC
                    One Belmont Avenue, Suite 417
                    Bala Cynwyd, Pennsylvania 19004


     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                         General Partner:

                                         KNOX MISS, LLC



                                         By:   "MARK  BUSH"
                                            ------------------------
                                             Mark  Bush
                                             Managing  Member


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